Wachovia Securities Nantucket Equity Conference June 22, 2006 Exhibit 99.2 * * * * * *

Forward-Looking Statements
This presentation contains forward-looking statements and information that are based on the beliefs of
Alliance Resource Partners, L.P. and Alliance Holdings GP, L.P. (the “Partnerships”) and those of their respective general partners (the “General Partners”), as well as assumptions made by and information currently available to them. When used in this presentation, words such as “anticipate,” “project,”
“expect,” “plan,” “goal,” “forecast,” “intend,” “could,” “believe,” “may,” and similar expressions and statements regarding the plans and objectives of the Partnerships for future operations, are intended to identify forward-looking statements.
Although the Partnerships and their General Partners believe that such expectations reflected in such forward-looking statements are reasonable at the time such statements are made, neither the Partnerships nor the General Partners can give assurances that such expectations will prove to be correct. Such statements are subject to a variety of risks, uncertainties and assumptions. If one or more of these risks or uncertainties materialize, or if underlying assumptions prove incorrect, actual results may vary materially from those the Partnerships anticipated, estimated, projected or expected.
The Partnerships have no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Alliance Overview

Ownership of Alliance Partnerships
(a)  Includes general partner interest held directly in ARLP’s Intermediate Partnership.
__________________
56.7%
L.P.
Interest
42.3% L.P.
Interest
1.98% General
Partner Interest
Alliance Holdings
GP , L.P.
(NASDAQ: AHGP)
59.9 million units outstanding
Alliance Resource
Partners, L.P.
(NASDAQ: ARLP)
36.4 million units outstanding
Public
Unitholders
Public
Unitholders
Management /
Others
1
(a)
IDRs
80.0%
L.P.
Interest
20.0%
L.P.
Interest
Ownership structure provides two ways to invest in Alliance Partnerships
Strong alignment of interests throughout the Alliance Partnerships
Management owns significant interests directly in AHGP and indirectly in ARLP
All unitholders benefit from increased distributions by ARLP

5
th
largest eastern coal producer
549 million tons of reserves at
1/1/06
642 million tons at 4/12/06
following River View
acquisition
5.9%
29.4%
$2,197 mm
$2,067 mm
2.17x
$1.84
$35.06
ARLP
$22.31 Unit Price (6/12/06):
$1,335 mm Equity Market Cap:
Ownership Interests in ARLP
1.98% G.P. Interest
100% of Incentive Distribution Rights
15.6 mm ARLP common units
Asset Profile:
0.0% Net Debt / Net Book Cap:
$1,335 mm Enterprise Value:
$0.74 Distribution:
AHGP NASDAQ Symbol:
0.0% Net Debt / Ent. Value:
1.00x Total Distribution Coverage:
Alliance Partnership Profiles

Increase cash distributions to unitholders by actively assisting
ARLP in implementing its business strategy
AHGP intends to support ARLP by assisting with the identification, evaluation and pursuit of growth opportunities
AHGP may provide ARLP access to AHGP’s capital resources to facilitate such growth opportunities, including:
Loans
Capital contributions
Guarantees
Complementary Business Objectives
Alliance Holdings GP, L.P.
Create sustainable, capital efficient growth in distributable cash flow to maximize growth in distributions to ARLP unitholders
Alliance Resource Partners, L.P.

Strong operational and financial attributes of Alliance Resource Partners, L.P.
Established history of operating and financial performance
Efficient, low-cost operator
Proven track record of executing growth strategy
Robust industry fundamentals
Meaningful upside through re-contracting exposure to market prices
Experienced management team
Visible inventory of growth prospects
Industry-leading distribution coverage at ARLP provides stability and a catalyst for future growth
Accelerated cash flow growth potential of Alliance Holdings GP, L.P. through ownership of ARLP incentive distribution rights
Strong economic alignment throughout organization
Management owns significant interests in both ARLP and AHGP
Alliance Investment Highlights

Alliance Resource Partners, L.P. Overview

__________________
ARLP is a diversified producer and
marketer of coal to major U.S. utilities and
industrial users
Fifth largest eastern coal producer and
eleventh largest in the U.S.
(a)
Only publicly-traded master limited
partnership involved in the production and
marketing of coal
At 1/1/06, ARLP had approximately
549.0 million tons of proven and probable
coal reserves in the Illinois Basin, Central
Appalachia and Northern Appalachia
regions
On April 12, 2006, ARLP announced the
acquisition of River View, adding 99.3
million tons of reserves
(a) Source: Platts coal data as of 9/30/05.
(b) Includes value of ARLP general partner interest / IDR interest as of June 12, 2006. Net debt as of March 31, 2006.
Alliance Resource Partners, L.P. Snapshot
Unit Price at 6/12/06: $35.06
Current Annualized Distribution: $1.84
Current Yield: 5.25%
Equity Market Value
(b)
: ~$2,067 mm
Enterprise Value
(b)
: ~$2,197 mm
ARLP Trading Information
5
1
2
3
4
Pattiki Complex
River View Complex
Dotiki Complex
Mount Vernon
Transfer Terminal
5
6
7
8
Warrior Complex
Hopkins Complex
Gibson Complex
Pontiki Complex
9
10
11
12
MC Mining Complex
Tunnel Ridge Complex
Penn Ridge Complex
Mettiki Complex

Operations Summary
2005 Production
Northern
Appalachia
31%
Illinois Basin
61%
Central
Appalachia
8%
Reserves - 2005 YE
6
2005 Summary (MM Tons)
Production Reserves Primary Customers
Illinois Basin
Dotiki 4.7 89.5 Seminole; LG&E; TVA
Warrior 4.1 17.8 Synfuel Solutions
Pattiki 2.6 47.6 TVA; Tampa Electric
Hopkins 0.9 64.3 LG&E
Gibson (North) 3.4 35.1 PSI Energy
Gibson (South) - 82.7 -
Region Total 15.7 337.0
Central Appalachia
Pontiki 1.7 18.4 ICG
MC Mining 1.6 22.8 Various
Region Total 3.3 41.2
Northern Appalachia
Mettiki / Mettiki WV 3.3 43.6 Virginia Electric Power
Tunnel Ridge - 70.5 -
Penn Ridge - 56.7 -
Region Total 3.3 170.8
Total Company 22.3 549.0
Including River View Reserves (4/12/06) 642.0
Northern
Appalachia
15%
Illinois Basin
70%
Central
Appalachia
15%

Efficient Operator
Source: Public filings
EBITDA margin represents EBITDA / Total Revenues. EBITDA is a non-GAAP measure. See Slide 22 for a reconciliation of EBITDA to Net Income.
ARLP is a low-cost, efficient coal operator, delivering sector-leading EBITDA margins
__________________
7
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Alliance Foundation Consol Peabody Massey Arch Alpha
2003 2004 2005

__________________
Note: EBITDA is a non-GAAP measure defined as income before net interest expense, income taxes and depreciation, depletion and amortization.  See Slide 22 for a reconciliation of EBITDA to GAAP.
(a)   Based on the midpoint of management guidance.
Consistent Track Record of Growth at ARLP
18.0
19.2
20.4
22.3
24.4
10.0
15.0
20.0
25.0
2002 2003 2004 2005 2006E
Production
$499.0
$523.2
$623.5
$799.6
$920.0
$0.0
$200.0
$400.0
$600.0
$800.0
$1,000.0
2002 2003 2004 2005 2006E
Revenue
$101.3
$110.3
$145.1
$193.6
$250.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
2002 2003 2004 2005 2006E
Cash Flow from Operations
$102.5
$119.0
$147.9
$230.1
$255.0
$0.0
$50.0
$100.0
$150.0
$200.0
$250.0
$300.0
2002 2003 2004 2005 2006E
EBITDA
CAGR: 7.9%
CAGR: 16.5%
CAGR: 25.6%
CAGR: 25.3%
(a) (a)
(a)

(a)

$1.00
$1.00
$1.05 $1.05 $1.05 $1.05
$1.13
$1.25
$1.30
$1.30
$1.50
$1.50
$1.65
$1.65
$1.84
$1.84
$0.75
$0.95
$1.15
$1.35
$1.55
$1.75
$1.95
(a) On 4/24/06, ARLP management announced a quarterly cash distribution to $0.46 per unit for the first quarter ended 3/31/06 ($1.84 per unit, annualized).
Continuous Unit Distribution Growth
__________________
ARLP has increased its quarterly distribution by 84% over the last four years
(a)

Leader in Distribution Growth
ARLP compares favorably to the broad MLP universe in terms of distribution growth since the beginning of 2004
(a)
10
81%
64%
41%
40%
36% 36%
35%
34%
30%
26%
19%
19%
18%
16%
16%
13%
10%
5%
2%
0%
__________________
(a)   Total distribution growth from distribution paid in the first quarter of 2004 to the latest announced distribution.

Benefits of Industry-Leading Distribution Coverage
ARLP’s coverage ratio is among the highest of publicly traded limited partnerships in the energy sector
(a)
Benefits to Alliance investors include:
Greater potential for future distribution growth
Capital efficient financing for ARLP organic growth projects
Added stability across operating and pricing environments
(a) Source: public filings.  Coverage calculated as last twelve months (as of 12/31/05) total cash available for distribution divided by current annualized cash distributions.
(b) Coal MLP Index includes NRP and PVR.  Coverage calculated as last twelve months (as of 12/31/05) total cash available for distribution divided by current annualized cash distributions.
(c) Pipeline MLP Index includes APL, BPL, BWP, XTEX, DPM, EEP, EPD, ETP, HLND, HEP, KMP, MMP, MWE, MMLP, NBP, PPX, PAA, SXL, TCLP, TLP, TPP, WPZ and VLI. Coverage calculated as last twelve months (as of 12/31/05) total cash available for distribution divided by current annualized cash distributions.
__________________
2.17x
1.33x
1.02x
ARLP Coal MLP Index Pipeline MLP Index
(b)
(c)

-50
0
50
100
150
200
250
300
350
400
1/1/2003 6/29/2003 12/26/2003 6/23/2004 12/19/2004 6/17/2005 12/14/2005 6/12/2006
Indexed Total
Return (%)
ARLP
Coal MLP Index
Pipeline MLP Index
S&P 500
+253.1%
+202.5%
+85.8%
Total Returns Since 1/1/2003
+40.5%
Superior Total Returns to Unitholders
(a) Coal MLP Index includes NRP and PVR.
(b) Pipeline MLP Index includes APL, BPL, BWP, DPM, XTEX, EEP, EPD, ETP, HLND, HEP, KMP, MMP, MWE, MMLP, NBP, PPX, PAA, RGNC, SXL, TCLP, TLP, TPP, WPZ and VLI.
__________________
(a)
(b)
CAGR: 44.2%

Alliance Holdings GP, L.P. Overview

Note: This graph shows the impact to AHGP as a result of ARLP raising its quarterly distribution from the current announced distribution of $0.46 per common unit ($1.84 annualized). This information is presented for illustrative purposes only and is not intended to be a prediction of future performance. Assumes constant 36.4 million common units outstanding at ARLP.
__________________
Incentive distribution rights provide AHGP unitholders with significant financial leverage to ARLP distribution growth
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
$1.84 $1.94 $2.04 $2.14 $2.24 $2.34 $2.44
Hypothetical ARLP Annual Distribution per L.P. Unit
Hypothetical
Distributions to
AHGP
AHGP Leverage to ARLP Growth
G.P.
Interest
IDRs
L.P.
Interest
Current ARLP
Distribution
($45.8 million)

Note: Assumes constant 36.4 million common units outstanding at ARLP.
__________________
Impact of ARLP Distribution Growth
14
AHGP Leverage to ARLP Distribution Growth
ARLP Distribution Growth
0%
10%
20%
30%
0% 5% 10% 15% 20%
9.5%
25.5%
17.9%
32.6%

Value Inherent in Underlying Cash Flows
ARLP’s value proposition becomes clear through its current cash available for distribution
The impact is even more pronounced at AHGP due to the IDR leverage
Implied Distributions Across Coverage Levels
(a) Implied Yields
(b)
Current ARLP
Distribution / Unit
(a) Source: public filings. Coverage calculated as last twelve months (as of 3/31/06) total cash available for distribution divided by current annualized cash distributions.
(b) Yields as of June 12, 2006.
(c) Coal MLPs Index includes NRP and PVR.
(d) Pipeline MLPs includes APL, BPL, BWP, DPM, XTEX, EEP, EPD, ETP, HLND, HEP, KMP, MMP, MWE, MMLP, NBP, PPX, PAA, RGNC, SXL, TCLP, TLP, TPP, WPZ and VLI.
(e) GP Holdcos includes XTXI, EPE, ETE, MGG, NRGP.
__________________
(c)
(d)
15
(e)
$0.74
$0.82
$0.98
$1.18
$1.47
$1.90
$1.84
$1.94
$2.12
$2.36
$2.69
$3.19
$0.50
$1.00
$1.50
$2.00
$2.50
$3.00
$3.50
2.17x 2.00x 1.75x 1.50x 1.25x 1.00x
ARLP Coverage Ratio
Implied ARLP Distribution Implied AHGP Distribution
9.11%
7.90%
8.53%
4.68%
3.57%
3.32%
7.03%
5.86%
5.25%
7.50%
0.00%
2.00%
4.00%
6.00%
8.00%
10.00%
ARLP Coal MLPs Pipeline
MLPs
AHGP GP
Holdcos
Distributed Yield Assuming 1.00x Coverage at MLP

Positioned for Continued Growth

Growing Domestic Demand for Coal
Continued U.S. economic strength
Electric power demand near all-time high and
expected to grow ~2.0% annually through 2030
(a)
Energy Policy Act of 2005 favors coal as fuel of the
future
New coal-fired power plants total ~174 GW by 2030
(a)
Btu conversion – coal to liquids, coal gasification
Domestic Coal Supply Constraints
Significant barriers to entry (permitting, regulatory
compliance, etc.)
Higher capital costs and extended mining equipment
backlog
Skilled labor shortages
Ongoing transportation infrastructure issues
Low Coal Stockpiles
Inventory levels at 4Q’05 15.4% below five-year
average
(a)
Favorable Global Dynamics
Continued global expansion (China, India, U.S.)
Challenges for Competing Fuels
Nuclear utilization at full capacity
Non-competitive oil and natural gas prices
Continued challenges for LNG
Robust Coal Sector Industry Fundamentals
127
118
126
112
113
112
123
106
109
90
100
110
120
130
140
4Q
2003
1Q
2004
2Q
2004
3Q
2004
4Q
2004
1Q
2005
2Q
2005
3Q
2005
4Q
2005
U.S. Coal Inventories (a)
__________________
(a) Source: Energy Information Administration.
0
15
30
45
60
1980 1990 2000 2010 2020 2030
Historical and Projected Energy Consumption by
Source
(a)
Petroleum
Coal
Gas
Nuclear
Renewable
Hydropower

ARLP Positioned to Benefit from Sector Growth
Future revenue growth potential enhanced by meaningful exposure to market pricing
$25.77
$28.79
$33.65
$36.01
$38.53
$0.00
$10.00
$20.00
$30.00
$40.00
2003 2004 2005 2006E 2007E
Coal Sales / Ton Sold
CAGR: 10.6%
Coal Sales Volumes Open to
Market Pricing
(a)
Tons of
Year Coal (mm)
2006 1.4
2007 10.6
2008 16.7
17
(a) Based on ARLP press releases dated 1/30/2006 and 4/24/2006.
__________________
(a) (a)

Significant Scrubber Market Dynamics
Scrubber Additions -
Announced
Planned
Current and pending
legislation has caused
utilities to add or announce
plans to add scrubbers
which management expects
should lead to additional
market opportunities for
the Illinois Basin and
Northern Appalachian
regions
As utilities execute their
environmental compliance
initiatives, a significant
amount of coal demand
historically supplied from
the Central Appalachian
region should switch to
higher sulfur Illinois Basin
and Northern Appalachian
coal

Source:  Company analysis.
__________________

ARLP Well Positioned in Scrubber Markets
Current Position
Four mining complexes
currently producing in the
Illinois Basin and one in
Northern Appalachia serving
the scrubbed utility markets
#2 overall producer in the
Illinois Basin
Growing presence with
announced projects in
Northern Appalachia
In 2005, 70% of the 22.3
million tons produced
serviced the high or medium
sulfur markets
Approximately 540 million
tons of “scrubber” quality
coal reserves (high and
medium sulfur)
Recent Contract Agreements
Allegheny Coal Sales Agreement
• New 10 year, 20 million ton
coal supply agreement
commencing with initial
production from Penn Ridge
mine
LG&E Coal Sales Agreement
• New 6 year, 23.5 million ton
coal supply agreement
commencing January 1, 2006
with option to extend
VEPCO Coal Sales Agreement
• New 7 year, 15.8 million ton
coal supply agreement
commencing January 1, 2007
Current Mine Developments
Elk Creek
Mountain View
Van Lear
New Mine Developments
Tunnel Ridge (Permitting in
Progress)
Penn Ridge (Initiating
Permitting Process)
Gibson South (Permitting in
Progress)
River View (Initiating
Permitting Process)

Large Inventory of Organic Growth Projects
ARLP has a number of significant, near-term development opportunities
Tunnel Penn Gibson
Development Project: Ridge Ridge South
Status:
Permitting in
progress
Initiating
permitting process
Permitting in
progress
Expected Development
Cost:
$200 million $165 million $100 million
Anticipated Initial
Production:
2008 - 2009 2009 - 2010 2008 - 2009
Estimated Reserves
(million tons)
:
70 55 83
Coal Quality: High Sulfur High Sulfur Medium Sulfur
Estimated Annual
Production Capacity
(million tons):
6.0 5.0 3.1
River
View
$110 - $130 million
99
High Sulfur
3.5
2008 - 2009
Initiating
permitting process

Summary

Strong operational and financial attributes of Alliance Resource Partners, L.P.
Established history of operating and financial performance
Efficient, low-cost operator
Proven track record of executing growth strategy
Robust industry fundamentals
Meaningful upside through re-contracting exposure to market prices
Experienced management team
Visible inventory of growth prospects
Industry-leading distribution coverage at ARLP provides stability and a catalyst for future growth
Accelerated cash flow growth potential of Alliance Holdings GP, L.P. through ownership of ARLP incentive distribution rights
Strong economic alignment throughout organization
Management owns significant interests in both ARLP and AHGP
Alliance Investment Highlights

Questions and Answers

ARLP EBITDA Reconciliation
EBITDA is defined as income before net interest expense, income taxes and depreciation, depletion and amortization.
Management believes EBITDA is a useful indicator of its ability to meet debt service and capital expenditure requirements and uses EBITDA as a measure of operating performance. EBITDA should not be considered as an alternative to net income, income from operations, cash flows from operating activities or any other measure of financial performance presented in accordance with generally accepted accounting principles. EBITDA is not intended to represent cash flow and does not represent the measure of cash available for distribution. The Partnership's method of computing EBITDA may not be the same method used to compute similar measures reported by other companies, or
EBITDA may be computed differently by the Partnership in different contexts (i.e. public reporting versus computation under financing agreements).
22
($ in thousands) Year Ended December 31, 2006E
2002 2003 2004 2005 Midpoint
Cash flows provided by operating activities 101,306 $ 110,312 $ 145,055 $ 193,618 $ 250,000 $
Reclamation and mine closing (1,365) (1,341) (1,622) (1,918) (1,800)
Coal inventory adjustment to market                             (48) (687) (488) (573) -
Other 1,014 353 (255) (2,057) (1,000)
Net effect of changes in operating assets and liabilities (13,714) (8,240) (12,405) 26,577 (5,700)
Interest expense 16,360 15,981 14,963 11,816 10,700
Income taxes (1,094) 2,577 2,641 2,682 2,800
EBITDA 102,459 $ 118,955 $ 147,889 $ 230,145 $ 255,000 $
Depreciation, depletion and amortization (52,408) (52,495) (53,664) (55,637) (71,500)
Interest expense (16,360) (15,981) (14,963) (11,816) (10,700)
Income taxes 1,094 (2,577) (2,641) (2,682) (2,800)
Net income 34,785 $    47,902 $    76,621 $    160,010 $ 170,000 $

Wachovia Securities Nantucket Equity Conference June 22, 2006 * * * * * *